Wellness Center USA, Inc.

and

CNS Wellness Florida, LLC

Index to the Pro Forma Combined Financial Statements

(Unaudited)

Contents              Page(s)

Pro Forma Combined Financial Statements

P-2

Pro Forma Combined Balance Sheet at June 30, 2012

P-3

Pro Forma Combined Statement of Operations for the Nine Months Ended June 30, 2012

P-4

Pro Forma Combined Statement of Operations for the Fiscal Year Ended September 30, 2011

P-5

Notes to the Pro Forma Combined Financial Statements

P-6

Wellness Center USA, Inc.

and

CNS Wellness Florida, LLC

As of and for the Nine Months Ended June 30, 2012

and

As of and for the Fiscal Year Ended September 30, 2011

Pro Forma Combined Financial Statements

(Unaudited)

On May 30, 2012, Wellness Center USA, Inc. (“WCUI” or the “Company”) entered into an Exchange Agreement (“Exchange Agreement”) to acquire all of the limited liability company interests in CNS-Wellness Florida, LLC (“CNS”), a Tampa, Florida-based cognitive neuroscience company specializing in the treatment of brain-based behavioral health disorders including developmental, emotional and stress-related problems.

On August 2, 2012, the Company consummated the Exchange Agreement and acquired all of the issued and outstanding limited liability company interests in CNS for and in consideration of the issuance of 7.3 million shares of the Company’s common stock pursuant to the Exchange Agreement.   The 7.3 million common shares issued in connection with the share exchange represent 32.2% of the 22,704,773 shares of issued and outstanding common stock of the Company as of the closing of the share exchange under the Exchange Agreement.  CNS is now operated as a wholly-owned subsidiary of the Company.

The Company applies Topic 805 “Business Combinations” of the FASB Accounting Standards Codification (formerly Statement of Financial Accounting Standards No. 141 (R) “Business Combinations” (“SFAS No. 141(R)”)) for transactions that represent business combinations to be accounted for under the acquisition method.  Pursuant to ASC Paragraph 805-10-25-1 in order for a transaction or other event to be considered as a business combination it is required that the assets acquired and liabilities assumed constitute a business. Upon determination of transactions representing business combinations the Company then (i) identifies the accounting acquirer; (ii) identifies and estimates the fair value of the identifiable tangible and intangible assets acquired, separately from goodwill; (iii) estimates the business enterprise value of the acquired entities; (iv) allocates the purchase price of acquired entities to the tangible and intangible assets acquired and liabilities assumed, based on their estimated fair values at the date of acquisition.  The excess of the liabilities assumed and the purchase price over the assets acquired was recorded as goodwill and the excess of the assets acquired over the liabilities assumed and the purchase price was recorded as a gain from bargain purchase.

The merger between the Company and CNS has been accounted for as a business acquisition under the purchase method of accounting in accordance with ASC Topic 805 “Business Combinations”  with Wellness Center USA, Inc. being the accounting acquirer for the merger between Wellness Center USA, Inc. and CNS Wellness Florida, LLC.

The accompanying pro forma combined balance sheet as of June 30, 2012 and the pro forma combined statements of operations for the nine  months ended June 30, 2012 and for the fiscal year ended September 30, 2011 are based on the historical financial statements of the Company and CNS after giving effect to WCUI’s acquisition of CNS using the acquisition method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of September 30, 2011 for the balance sheet, and October 1, 2010 for statements of operations for pro forma financial statements purposes.

The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations in future periods or the results that actually would have been realized had the Company and CNS been a combined company during the specified periods.  The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable.  The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the Company’s  historical financial statements included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2011 as filed with United States Securities and Exchange Commission (“SEC”) on December 13, 2011 and in its Quarterly Report on Form 10-Q for the interim period ended June  30, 2012 as filed with SEC on August 20, 2012 and CNS’s historical financial statements included in the Amendment No. 1 to the Current Report on Form 8-K/A for the fiscal year ended September 30, 2011 and for the interim period ended June  30, 2012 as Exhibits as filed with SEC on October 23, 2012.

Wellness Center USA, Inc.

Pro Forma Combined Balance Sheet
June 30, 2012
(Unaudited)

	Historical			Pro Forma
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC		Adjustments	Combined

ASSETS
CURRENT ASSETS:
Cash	$37,048	$8,798		$-	$45,846
Total current assets	37,048	8,798		-	45,846

PROPERTY AND EQUIPMENT
Property and equipment	1,792	44,929		-	46,721
Accumulated depreciation	(597)	(26,470)		-	(27,067)
Property and equipment, net	1,195	18,459		-	19,654

WEBSITE DEVELOPMENT COST
Website development cost	17,809	-		-	17,809
Accumulated amortization	(1,402)	-		-	(1,402)
Website development cost, net	16,407	-		-	16,407

TRADE MARK
Trade mark	-	-	(1)	110,000	110,000
Accumulated amortization	-	-	(2)	(12,222)	(12,222)
Trade mark, net	-	-		97,778	97,778

PURCHASED TECHNOLOGY
Purchased technology	-	-	(1)	325,000	325,000
Accumulated amortization	-	-	(3)	(16,250)	(16,250)
Purchased technology, net	-	-		308,750	308,750

NON-COMPETE AGREEMENTS
Non-compete agreements	-	-	(1)	120,000	120,000
Accumulated amortization	-	-	(4)	(40,000)	(40,000)
Non-compete agreements, net	-	-		80,000	80,000

OTHER ASSETS
Goodwill	-	-	(1)	2,545,000	2,545,000
Security deposit	-	36,939		-	36,939
Total other assets	-	36,939		2,545,000	2,581,939

Total Assets	$54,650	$64,196		$3,031,528	$3,150,374

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$180	$30,424		$-	$30,604
Accrued interest - related party	-	3,516		-	3,516
Credit card payable	-	66,855		-	66,855
Current portion of deferred rent	-	11,363			11,363
Payroll liabilities	-	3,057			3,057
Note payable - related parties	-	37,139			37,139
Advances from related parties	36,375	197,608		-	233,983
Accrued expenses and other current liabilities	650	-		-	650
Total current liabilities	37,205	349,962		-	387,167

NON-CURRENT LIABILITIES
Non-current liabilities	-	32,203		-	32,203
Total non-current liabilities	-	32,203		-	32,203

Total liabilities	37,205	382,165		-	419,370

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock: $0.001 par value; 74,000,000 shares authorized;
15,367,273 shares issued and outstanding					-
22,667,273 shares issued and outstanding - Pro Forma	15,367		(1)	7,300	22,667
Additional paid-in capital	291,037		(1)	2,774,731	3,065,768
Members' capital	-	(51,092)	(1)	51,092	-
Accumulated deficit	(288,959)	(266,877)	(1)	266,877	(357,431)
			(2)(3)(4)	(68,472)
Total Stockholders' Equity (Deficit)	17,445	(317,969)		3,031,528	2,731,004

Total Liabilities and Stockholders' Equity (Deficit)	$54,650	$64,196		$3,031,528	$3,150,374

(1)

To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

(2)	To amortize the fair value of trade mark over the estimated useful lives of nine (9) years.
(3)	To amortize the fair value of purchased technology over the estimated useful lives of 20 years.
(4)	To amortize the fair value of non-compete agreements over the estimated useful lives of three (3) years.

See accompanying notes to the pro forma combined financial statements.

Wellness Center USA, Inc.

Pro Forma Combined Statement of Operations
For the Nine Months Ended June 30, 2012
(Unaudited)

	Historical			Pro Forma
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC		Adjustments	Combined
	For the Nine	For the Nine
	Months Ended	Months Ended
	June 30, 2012	June 30, 2012

NET REVENUES	$1,187	$223,540		$-	$224,727

COST OF SALES	837	-		-	837
Inventory obsolescence adjustments	-	-		-	-

GROSS PROFIT	350	223,540		-	223,890

OPERATING EXPENSES:
Adverting & promotion	-	13,526		-	13,526
Amortization	-	-	(2)(3)(4)	51,354	51,354
Consulting fees	22,066	-		-	22,066
Payroll expenses and contract labor	-	99,275		-	99,275
Payroll expenses - officers	-	10,000		-	10,000
Professional fee	59,181	-		-	59,181
Rent expenses	18,912	101,213		-	120,125
General and administrative	36,924	73,670		-	110,594
Total Operating Expenses	137,083	297,684		51,354	486,121

LOSS FROM OPERATIONS	(136,733)	(74,144)		(51,354)	(262,231)

OTHER (INCOME) EXPENSE:
Interest expense - related party	-	1,394		-	1,394
Other (income) expense	-	6,983		-	6,983
Other (income) expense, net	-	8,377		-	8,377

LOSS BEFORE INCOME TAXES
AND NONCONTROLLING INTEREST	(136,733)	(82,521)		(51,354)	(270,608)

INCOME TAX PROVISION	-	-		-	-

LOSS BEFORE NONCONTROLLING INTEREST	(136,733)	(82,521)		(51,354)	(270,608)

NONCONTROLLING INTEREST	-	-		-	-

NET LOSS	$(136,733)	$(82,521)		$(51,354)	$(270,608)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED:	$(0.01)			$(0.01)	$(0.01)

Weighted average common shares outstanding - basic and diluted	15,122,726		(1)	7,300,000	22,422,726

(1)

To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

(2)	To amortize the fair value of trade mark over the estimated useful lives of nine (9) years.
(3)	To amortize the fair value of purchased technology over the estimated useful lives of 20 years.
(4)	To amortize the fair value of non-compete agreements over the estimated useful lives of three (3) years.

See accompanying notes to the pro forma combined financial statements.

Wellness Center USA, Inc.

Pro Forma Combined Statement of Operations
For the Fiscal Year Ended September 30, 2011
(Unaudited)

	Historical			Pro Forma
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC		Adjustments	Combined
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	September 30, 2011	September 30, 2011

NET REVENUES	$312	$277,670		$-	$277,982

COST OF SALES	314	-		-	314
Inventory obsolescence adjustments	-	-			-

GROSS PROFIT	(2)	277,670		-	277,668

OPERATING EXPENSES:
Adverting & promotion	-	99,829			99,829
Amortization	-	-	(2)(3)(4)	68,472	68,472
Consulting fees	13,913	-		-	13,913
Payroll expenses and contract labor	-	198,804		-	198,804
Payroll expenses - officers	-	-		-	-
Professional fee	59,335	-		-	59,335
Rent expenses	21,489	114,448		-	135,937
General and administrative	14,447	109,401		-	123,848
Total Operating Expenses	109,184	522,482		68,472	700,138

LOSS FROM OPERATIONS	(109,186)	(244,812)		(68,472)	(422,470)

OTHER (INCOME) EXPENSE:
Interest expense - related party	-	1,857		-	1,857
Other (income) expense	-	7,948		-	7,948
Other (income) expense, net	-	9,805		-	9,805

LOSS BEFORE INCOME TAXES
AND NONCONTROLLING INTEREST	(109,186)	(254,617)		(68,472)	(432,275)
INCOME TAX PROVISION	-	-		-	-

LOSS BEFORE NONCONTROLLING INTEREST	(109,186)	(254,617)		(68,472)	(432,275)
NONCONTROLLING INTEREST	-	-		-	-

LOSS FROM CONTINUING OPERATIONS	(109,186)	(254,617)		(68,472)	(432,275)

LOSS FROM DISCONTINUED OPERATIONS, net of tax	-	-		-	-
LOSS ON SALES OF DISCONTINUED OPERATIONS, net of tax	-	-		-	-

NET LOSS	(109,186)	(254,617)		(68,472)	(432,275)

OTHER COMPREHENSIVE INCOME:
Foreign currency translation gain (loss)	-	-		-	-

COMPREHENSIVE INCOME (LOSS)	$(109,186)	$(254,617)		$(68,472)	$(432,275)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED:	$(0.01)		$(0.01)	$(0.02)

Weighted average common shares outstanding - basic and diluted	13,125,860	(1)	7,300,000	20,425,860

(1)

To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

(2)	To amortize the fair value of trade mark over the estimated useful lives of nine (9) years.
(3)	To amortize the fair value of purchased technology over the estimated useful lives of 20 years.
(4)	To amortize the fair value of non-compete agreements over the estimated useful lives of three (3) years.

See accompanying notes to the pro forma combined financial statements.

Wellness Center USA, Inc.

and

CNS Wellness Florida, LLC

As of and for the nine months ended June 30, 2012

and

As of and for the fiscal year ended September 30, 2011

Notes to the Pro Forma Combined Financial Statements

(Unaudited)

NOTE 1

 - Basis of Pro Forma Presentation

Acquisition of CNS Wellness Florida, LLC

On May 30, 2012, Wellness Center USA, Inc. (“WCUI” or the “Company”) entered into an Exchange Agreement (“Exchange Agreement”) to acquire all of the limited liability company interests in CNS-Wellness Florida, LLC (“CNS”), a Tampa, Florida-based cognitive neuroscience company specializing in the treatment of brain-based behavioral health disorders including developmental, emotional and stress-related problems.

On August 2, 2012, the Company consummated the Exchange Agreement and acquired all of the issued and outstanding limited liability company interests in CNS for and in consideration of the issuance of 7.3 million shares of the Company’s common stock pursuant to the Exchange Agreement.   The 7.3 million common shares issued in connection with the share exchange represent 32.2% of the 22,704,773 shares of issued and outstanding common stock of the Company as of the closing of the share exchange under the Exchange Agreement.  CNS is now operated as a wholly-owned subsidiary of the Company.

The Company applies Topic 805 “Business Combinations” of the FASB Accounting Standards Codification (formerly Statement of Financial Accounting Standards No. 141 (R) “Business Combinations” (“SFAS No. 141(R)”)) for transactions that represent business combinations to be accounted for under the acquisition method.  Pursuant to ASC Paragraph 805-10-25-1 in order for a transaction or other event to be considered as a business combination it is required that the assets acquired and liabilities assumed constitute a business. Upon determination of transactions representing business combinations the Company then (i) identifies the accounting acquirer; (ii) identifies and estimates the fair value of the identifiable tangible and intangible assets acquired, separately from goodwill; (iii) estimates the business enterprise value of the acquired entities; (iv) allocates the purchase price of acquired entities to the tangible and intangible assets acquired and liabilities assumed, based on their estimated fair values at the date of acquisition.  The excess of the liabilities assumed and the purchase price over the assets acquired was recorded as goodwill and the excess of the assets acquired over the liabilities assumed and the purchase price was recorded as a gain from bargain purchase.

Identification of the Accounting Acquirer

The Company used the existence of a controlling financial interest to identify the acquirer—the entity that obtains control of the acquiree in accordance with ASC paragraph 805-20-25-5 and identifies the acquisition date, which is the date on which it obtains control of the acquiree in accordance with ASC paragraph 805-20-25-6.  The management of the Company specifically addressed (i) the ownership interest of each party after the acquisition; (ii) the members of the board of directors from both companies; and (iii) senior management from both companies and determined that Wellness Center USA, Inc. was the accounting acquirer for the merger between Wellness Center USA, Inc. and CNS Wellness Florida, LLC.

The specific control factors considered to determine which entity was the accounting acquirer are as follows:

(i) The ownership interest of each party after the acquisition

WCUI's common shares issued and outstanding prior to CNS acquisition	15,367,273	67.8%

WCUI's common shares issued to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS	7,300,000	32.2%

	22,667,273	100.0%

(ii) The members of the board of directors from both companies

The members of the board of directors from WCUI prior to CNS acquisition	3	60.0%

The members of the board of directors from CNS upon acquisition of CNS	2	40.0%

	5	100.0%

(iii) Senior management from both companies

Senior management from WCUI prior to CNS acquisition	1	100.0%

Senior management from CNS upon acquisition of CNS	-	-%

	1	100.0%

Intangible Assets Identification, Estimated Fair Value and Useful Lives

With the assistance of the third party valuation firm, the Company identified certain separate recognizable intangible assets that possessed economic value, estimated their fair values and related useful lives of CNS at the date of acquisition as follows:

	Estimated Useful Life (Years)	August 2, 2012

Trademark/Trade Name	9	$110,000

Unpatented Technology	20	325,000

Non-Competition Agreement	3	120,000

Total Recognized Intangible Assets		$555,000

Business Enterprise Valuation

With the assistance of the third party valuation firm, the Company estimated the indicated value of the total invested operating capital of CNS at the date of acquisition utilizing the income approach – discounted cash flows method, was $3,100,000, as follows:

August 2, 2012

Present Value of Debt-Free Net Cash Flow - Forecast Period	$807,921

Present Value of Debt-Free Net Cash Flow - Residual Period	2,287,246

Present Value of Debt-Free Net Cash Flow – Total	3,095,167

Value Indication Income Approach - Discounted Net Cash Flow Method (Rounded)	$3,100,000

Allocation of Purchase Price

The purchase price of CNS has been allocated to the tangible and intangible assets acquired and liabilities assumed, and any non-controlling interest in the CNS based on their estimated fair values at the date of acquisition as follows:

	Book Value	Fair Value Adjustment	Fair Market Value

Cash	$11,713	$-	$11,713

Property and equipment	18,459		18,459

Trade mark	-	110,000	110,000

Unpatented technology	-	325,000	325,000

Non-compete agreements	-	120,000	120,000

Goodwill	-	2,545,000	2,545,000

Security deposits	36,939		36,939

Accounts payable	(41,957)		(41,957)

Accrued interest - related party	(3,516)		(3,516)

Credit cards payable	(66,008)		(66,008)

Payroll liability	(2,709)		(2,709)

Current portion of deferred rent	(11,363)		(11,363)

Advances from related parties	(196,208)		(196,208)

Note payable - related party	(37,139)		(37,139)

Deferred rent, net of current portion	(31,256)		(31,256)

Total	(323,045)	3,100,000	2,776,955

Non-controlling interest	(-)	-	(-)

Purchase price	$(323,045)	$3,100,000	$2,776,955

The accompanying pro forma combined balance sheet as of June 30, 2012 and the pro forma combined statements of operations for the nine  months ended June 30, 2012 and for the fiscal year ended September 30, 2011 are based on the historical financial statements of the Company and CNS after giving effect to WCUI’s acquisition of CNS using the acquisition method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of September 30, 2011 for the balance sheet, and October 1, 2010 for statements of operations for pro forma financial statements purposes.

The pro forma combined financial statements do not purport to represent what the results of operations or financial position of the Company would actually have been if the merger had in fact occurred on October 1, 2010, nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date, respectively.

These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between WCUI and CNS since such amounts, if any, are not presently determinable.

NOTE 2

 - Pro Forma Adjustments

The accompanying pro forma combined financial statements reflect the following pro forma adjustments:

1) To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

Common stock: $0.001 par value	(7,300)

Additional paid-in capital	(2,774,731)

Members' capital	(51,092)

Accumulated deficit	(266,877)

Trade mark	110,000

Acquired technology	325,000

Non-compete agreements	120,000

Goodwill	2,545,000

2) To amortize trade mark over the estimated useful lives of nine (9) years.

Amortization	12,222

Accumulated amortization	(12,222)

3) To amortize acquired technology over the estimated useful lives of 20 years.

Amortization	16,250

Accumulated amortization	(16,250)

4) To amortize non-compete agreements over the estimated useful lives of three (3) years.

Amortization	40,000

Accumulated amortization	(40,000)